                                        OPPENHEIMER DEVELOPING MARKETS FUND
                                       Supplement dated July 28, 2003 to the
                            Statement of Additional Information dated October 23, 2002

The Statement of Additional Information is changed as follows:

1. The supplement dated March 31, 2003 is replaced with this supplement.

2. The captioned  "Other  Investment  Techniques  and  Strategies" is amended as follows:

a. The first sentence under the caption  "Futures" on page 13 is revised to read as follows:

     "Futures.  The  Fund can buy and  sell  futures  contracts  that  relate to (1) broadly-based  stock  indices  (these  are  referred  to  as
     "stock  index futures"), (2) an individual  stock  ("single stock futures"),  (3) other broadly  based  securities  indices  (these are referred to as  "financial futures"),  (4) debt  securities  (these are referred to as "interest  rate futures"),  (5)  foreign  currencies
     (these are  referred  to as  "forward contracts")  and (6)  commodities
     (these  are  referred  to as  "commodity futures")."

b. The following is added to the end of the third  paragraph under the "Futures"
caption:

"Similarly,  a single  stock  future  obligates  the seller to deliver  (and the purchaser  to take) cash or a  specified  equity  security to settle the futures transaction.  Either party could also enter into an offsetting contract to close out the  position.  Single  stock  futures  trade on a very  limited  number  of exchanges, with contracts typically not fungible among the exchanges."

c. The third  paragraph under the caption "Buying and Selling Options on Foreign
Currencies" on page 16 is revised to read as follows:

"A call the Fund writes on a foreign  currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for  additional  cash  consideration  identified on its books) upon conversion or exchange of other foreign currency held in its portfolio."

d. The last  sentence  of the fourth  paragraph  under the  caption  "Buying and
Selling Options on Foreign Currencies" is revised to read as follows:

"In those circumstances,  the Fund covers the option by identifying on its books cash, U.S.  government  securities or other liquid securities in an amount equal to the exercise price of the option."

e. The  first  sentence  of the  sixth  paragraph  under  the  caption  "Forward
Contracts" on page 18 is revised to read as follows:

"The Fund will cover its short  positions in these cases by  identifying  on its books liquid assets  having a value equal to the aggregate  amount of the Fund's commitment under forward contracts."

3. The section titled "How the Fund is Managed - Board of Trustees and Oversight
Committees" on page 26 is deleted and replaced with the Following:

"Board of Trustees and Oversight Committees.  The Fund is governed by a Board of
Trustees,  which is responsible  for  protecting  the interests of  shareholders under  Massachusetts law. The Trustees meet periodically  throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not  normally  hold annual  meetings of its shareholders,  it may hold  shareholder  meetings from time to time on important matters,  and shareholders  have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

The Board of Trustees has an Audit Committee,  a Study  Committee,  a Governance
Committee  and a Proxy  Committee.  The Audit  Committee is comprised  solely of
Independent  Trustees.  The  members of the Audit  Committee  are  Edward  Regan
(Chairman),  Kenneth Randall and Russell Reynolds. The Audit Committee held five meetings  during  the  Fund's  fiscal  year ended  August  31,  2002.  The Audit
Committee provides the Board with recommendations regarding the selection of the
Fund's  independent  auditor.  The Audit  Committee  also  reviews the scope and results of audits and the audit fees  charged,  reviews  reports from the Fund's independent  auditor concerning the Fund's internal accounting  procedures,  and controls and reviews  reports of the  Manager's  internal  auditor,  among other duties as set forth in the Committee's charter.

The members of the Study Committee are Robert Galli (Chairman),  Joel Motley and
Phillip  Griffiths.  The Study  Committee held eight meetings  during the Fund's fiscal year ended August 31, 2002. The Study Committee  evaluates and reports to the Board on the  Fund's  contractual  arrangements,  including  the  Investment
Advisory  and  Distribution   Agreements,   transfer  and  shareholder   service
agreements  and  custodian  agreements  as well as the policies  and  procedures adopted  by the  Fund to  comply  with  the  Investment  Company  Act and  other applicable law, among other duties as set forth in the Committee's charter.

The member of the Governance Committee are Elizabeth Moynihan  (Chairman),  Joel
Motley,  Phillip Griffiths and Kenneth Randall. The Governance Committee held no meeting  during the Fund's  fiscal year ended  August 31, 2002.  The  Governance
Committee  reviews the Fund's  governance  guidelines and recommends  changes it deems  appropriate  to the Board,  assesses  the adequacy of the Fund's Codes of
Ethics,  and develops  qualification  criteria for Board members consistent with
the  Fund's  governance  guidelines,   among  other  duties  set  forth  in  the
Committee's charter.

The members of the Proxy Committee are Edward Regan (Chairman), Russell Reynolds
and John Murphy.  The Proxy  Committee held one meeting during the Fund's fiscal year  ended  August  31,  2002.  The Proxy  Committee  provides  the Board  with recommendations for proxy voting and monitors proxy voting by the Fund."

4.  Effective  December 31, 2002, Mr. Leon Levy retired as a Trustee of the Fund and Mr. Clayton Yeutter was elected as Chairman of the Board,  effective January
1, 2003.  Effective March 31, 2003, Mr. Benjamin  Lipstein retired as a Trustee.
Therefore,  the Statement of Additional  Information  is revised by deleting the biography  for Messrs.  Levy and Lipstein on page 29 and by adding the following to Mr. Yeutter's biography: "Chairman of the Board of Trustees."

5. In the Trustee  compensation  table on page 34, the title of "Chairman" after
Mr.  Levy's  name is  deleted  and the title of  "Chairman"  is added  after Mr.
Yeutter's name. In addition, the following footnote is added following the names of Messrs. Levy, Lipstein and Yeutter:

         7.   Effective  January 1, 2003,  Mr.  Yeutter  became  Chairman  of the Board of  Trustees of the Board I Funds upon the  retirement of Mr.  Levy.  Effective  March 31,  2003,  Mr.  Lipstein
              retired as a Trustee.

July 28, 2003                                                   PX785.008